SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

June 7, 2005

Date of Report

CIMAREX ENERGY CO.

(Exact name of registrant as specified in its charter)

Delaware	001-31446	45-0466694
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1700 Lincoln Street, Suite 1800, Denver, Colorado	80203-4518
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     303-295-3995

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

                As described more fully under Item 2.03 below, Cimarex Energy Co. (“Cimarex”) entered into a Second Supplemental Indenture with Magnum Hunter Resources, Inc. (“Magnum Hunter”), the Subsidiary Guarantors party thereto and Deutsche Bank Trust Company Americas (the “Trustee”), the trustee under the Indenture dated as of December 17, 2003 between Magnum Hunter and the Trustee, as supplemented by the First Supplemental Indenture dated as of June 6, 2005 (the “Indenture”).  A copy of the Second Supplemental Indenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

                On June 7, 2005, Cimarex and Magnum Hunter issued a joint press release announcing the closing of the merger of Cimarex Nevada Acquisition Co. (“Merger Sub”), a wholly owned subsidiary of Cimarex, with and into Magnum Hunter.  Magnum Hunter is the surviving entity of the merger continuing as a wholly owned subsidiary of Cimarex.  The combined organization will be headquartered in Denver, Colorado.  As a result of the merger, each outstanding share of Magnum Hunter common stock was cancelled and converted into the right to receive 0.415 shares of Cimarex common stock.  Cimarex will issue approximately 39.5 million common shares to Magnum Hunter stockholders and will then have approximately 81.3 million shares outstanding.  The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

                The terms of the merger were described in the Joint Proxy Statement/Prospectus of Cimarex and Magnum Hunter included as part of the Registration Statement on Form S-4 (File No. 333-123019) filed by Cimarex with the Securities and Exchange Commission (the “SEC”) on May 2, 2005, as supplemented on May 3, 2005 (the “Joint Proxy Statement/Prospectus”).  A copy of the Agreement and Plan of Merger dated as of January 25, 2005, among Cimarex, Merger Sub and Magnum Hunter, as amended on February 18, 2005 and April 20, 2005 (the “Merger Agreement”), has been filed as Annex A to the Joint Proxy Statement/Prospectus and is incorporated into this Item 2.01 by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

                On June 7, 2005, Cimarex entered into a Second Supplemental Indenture with Magnum Hunter and the Trustee.  Magnum Hunter has issued $125 million of Floating Rate Convertible Senior Notes due 2023 (the “Notes”) under the Indenture.  Upon the happening of certain events, the Notes are convertible into cash in the amount of the principal amount of the Notes, plus shares of Magnum Hunter common stock to the extent the conversion value exceeds the principal amount.

                The Second Supplemental Indenture provides that the portion of the Notes that had been convertible into Magnum Hunter common stock will become convertible into Cimarex common stock.  The Second Supplemental Indenture also provides that Cimarex will guarantee Magnum Hunter’s obligations under the Indenture.

                A copy of the Second Supplemental Indenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

                Effective June 7, 2005, in accordance with the Merger Agreement, Cimarex increased the size of its board of directors by one member and appointed Jerry Box, who served as a member of the Magnum Hunter board of directors, as a Class I director to fill the vacancy created by such increase.  Mr. Box has not been appointed to a committee of Cimarex’s board of directors.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

                On June 7, 2005, Cimarex filed an amended and restated certificate of incorporation with the Secretary of State of the State of Delaware.  The amended and restated certificate of incorporation includes the amendments to the Cimarex certificate of incorporation approved at Cimarex’s annual meeting of stockholders held on June 6, 2005.  At that meeting, Cimarex’s stockholders approved an increase in the number of authorized shares of Cimarex common stock from 100 million to 200 million and an increase in the maximum size of the board of directors from nine to ten directors.

                A copy of the Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

A.            Financial Statements of Businesses Acquired

                The financial statements required to be filed as part of this report will be filed by an amendment to this Current Report on Form 8-K as soon as practicable, but not later than 71 days after this Current Report is required to be filed.

B             Pro Forma Financial Information

                The unaudited pro forma condensed combined financial statements were filed as Exhibit 99.2 to Cimarex’s Current Report on Form 8-K filed with the SEC on May 19, 2005, and are incorporated by reference herein.  Such unaudited pro forma financial information has been prepared to present a picture of the results of operations of the combined company after giving effect to the merger of Merger Sub with and into Magnum Hunter, absent any operational or other changes, had Cimarex and Magnum Hunter’s businesses been combined for the periods and at the dates indicated.

C.            Exhibits

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of January 25, 2005, among Cimarex Energy Co., Cimarex Nevada Acquisition Sub and Magnum Hunter Resources, Inc. (attached as Annex A to the joint proxy statement/prospectus which forms a part of Cimarex’s Registration Statement on Form S-4 (File No. 333-123019) and incorporated herein by reference).

2.2

Amendment No. 1 to Agreement and Plan of Merger, dated as of February 18, 2005, among Cimarex Energy Co., Cimarex Nevada Acquisition Sub and Magnum Hunter Resources, Inc. (attached as Annex A to the joint proxy statement/prospectus which forms a part of Cimarex’s Registration Statement on Form S-4 (File No. 333-123019) and incorporated herein by reference).

2.3

Amendment No. 2 to Agreement and Plan of Merger, dated as of April 20, 2005, among Cimarex Energy Co., Cimarex Nevada Acquisition Sub and Magnum Hunter Resources, Inc. (attached as Annex A to the joint proxy statement/prospectus which forms a part of Cimarex’s Registration Statement on Form S-4 (File No. 333-123019) and incorporated herein by reference).

3.1	Amended and Restated Certificate of Incorporation of Cimarex Energy Co.

4.1	Second Supplemental Indenture dated as of June 7, 2005, among Cimarex Energy Co., Magnum Hunter Resources, Inc., the Subsidiary Guarantors party thereto and Deutsche Bank Trust Company Americas.

99.1	Press Release dated June 7, 2005.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements (incorporated by reference to Exhibit 99.2 to Cimarex’s Current Report on Form 8-K dated May 19, 2005, file no. 001-31446).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIMAREX ENERGY CO.

Dated: June 7, 2005	By:	/s/ Paul Korus
Paul Korus, Vice President,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of January 25, 2005, among Cimarex Energy Co., Cimarex Nevada Acquisition Sub and Magnum Hunter Resources, Inc. (attached as Annex A to the joint proxy statement/prospectus which forms a part of Cimarex’s Registration Statement on Form S-4 (File No. 333-123019) and incorporated herein by reference).

2.2

Amendment No. 1 to Agreement and Plan of Merger, dated as of February 18, 2005, among Cimarex Energy Co., Cimarex Nevada Acquisition Sub and Magnum Hunter Resources, Inc. (attached as Annex A to the joint proxy statement/prospectus which forms a part of Cimarex’s Registration Statement on Form S-4 (File No. 333-123019) and incorporated herein by reference).

2.3

Amendment No. 2 to Agreement and Plan of Merger, dated as of April 20, 2005, among Cimarex Energy Co., Cimarex Nevada Acquisition Sub and Magnum Hunter Resources, Inc. (attached as Annex A to the joint proxy statement/prospectus which forms a part of Cimarex’s Registration Statement on Form S-4 (File No. 333-123019) and incorporated herein by reference).

3.1	Amended and Restated Certificate of Incorporation of Cimarex Energy Co.

4.1	Second Supplemental Indenture dated as of June 7, 2005, among Cimarex Energy Co., Magnum Hunter Resources, Inc., the Subsidiary Guarantors party thereto and Deutsche Bank Trust Company Americas.

99.1	Press Release dated June 7, 2005.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements (incorporated by reference to Exhibit 99.2 to Cimarex’x Current Report on Form 8-K dated May 19, 2005, file no. 001-31446).